UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2008

GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
585 West Beach Street Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2008, Granite Construction Incorporated filed a Current Report on Form 8-K (the “Initial Form 8-K”) announcing the issuance of a press release with respect to its earnings for the quarter ended September 30, 2008. This Current Report on Form 8-K/A amends the Initial Form 8-K to correct the financial statement titled “Condensed Consolidated Balance Sheets” as follows:

Under the heading “Liabilities and Shareholders’ Equity”:  the term “Other long-term debt” should be “Other long-term liabilities”; and, immediately after “Shareholders’ equity:” add “Preferred stock, $0.01 par value, authorized 3,000,000 shares, none outstanding”.

A copy of the amended “Condensed Consolidated Balance Sheets” is attached as Exhibit 99.1. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit Number	Exhibit Title

99.1	Condensed Consolidated Balance Sheets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

Date:	October 30, 2008	By:	/s/ LeAnne M. Stewart
LeAnne M. Stewart
Senior Vice President &
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Document

99.1	Condensed Consolidated Balance Sheets